COHEN & STEERS DIVIDEND VALUE FUND, INC.

CLASS A (DVFAX), CLASS C (DVFCX) and CLASS I (DVFIX) SHARES

Supplement dated July 1, 2012 to

Summary Prospectus and Prospectus dated July 1, 2012

From July 1, 2012 through September 14, 2012, the “Investment Objectives” section on page 1 of each Summary Prospectus, the “Summary Section—Investment Objectives” section on page 1 of each Prospectus and the first sentence under the “Investment Objectives, Principal Investment Strategies and Related Risks—Objectives” section on page 7 of the Class A and Class C Prospectus and on page 6 of the Class I Prospectus are hereby deleted and replaced with the following:

The investment objectives of Cohen & Steers Dividend Value Fund, Inc. (the Fund) are to provide a relatively high level of current income and long-term growth of income and capital appreciation.

Effective September 15, 2012, the “Investment Objectives” section on page 1 of each Summary Prospectus, the “Summary Section—Investment Objectives” section on page 1 of each Prospectus and the first sentence under the “Investment Objectives, Principal Investment Strategies and Related Risks—Objectives” section on page 7 of the Class A and Class C Prospectus and on page 6 of the Class I Prospectus are hereby deleted and replaced with the following:

The investment objectives of Cohen & Steers Dividend Value Fund, Inc. (the Fund) are to provide long-term growth of income and capital appreciation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

DVFAXSUPACI-0712